Exhibit 99.2
DOVER CORPORATION
REVENUE, EARNINGS & OTHER DATA BY SEGMENT
(unaudited) (in thousands)

(in thousands)	For the Years Ended December 31,
	2006	2005	2004
REVENUE
Industrial Products	$1,926,289	$1,729,949	$1,501,900
Engineered Systems	1,674,163	1,404,792	1,160,401
Fluid Management	1,329,603	1,068,048	835,002
Electronic Technologies	1,411,564	941,416	822,280
Intramarket eliminations	(12,340)	(9,377)	(7,987)

Total consolidated revenue	$6,329,279	$5,134,828	$4,311,596

EARNINGS FROM CONTINUING OPERATIONS
Segment Earnings:
Industrial Products	$251,228	$233,860	$207,019
Engineered Systems	241,730	205,494	168,857
Fluid Management	267,377	198,344	146,438
Electronic Technologies	214,947	88,022	84,238

Total segments	975,282	725,720	606,552
Corporate expense / other (1)	(88,805)	(65,042)	(67,798)
Net interest expense	(76,984)	(72,243)	(61,142)

Earnings from continuing operations before provision for income taxes and discontinued operations	809,493	588,435	477,612
Provision for taxes	217,038	155,933	126,094

Earnings from continuing operations — total consolidated	$592,455	$432,502	$351,518

OPERATING MARGINS (pre-tax)
Segments:
Industrial Products	13.0%	13.5%	13.8%
Engineered Systems	14.4%	14.6%	14.6%
Fluid Management	20.1%	18.6%	17.5%
Electronic Technologies	15.2%	9.3%	10.2%
Total Segment	15.4%	14.1%	14.1%
Earnings from continuing operations	12.8%	11.5%	11.1%

	2006	2005	2004
TOTAL ASSETS AT DECEMBER 31:
Industrial Products	$1,956,419	$1,521,915	$1,459,780
Engineered Systems	1,977,348	1,062,406	1,066,983
Fluid Management	1,078,071	1,027,757	835,362
Electronic Technologies	1,879,673	1,842,326	989,826
Corporate (principally cash and equivalents and marketable securities)	495,046	311,060	391,904

Total continuing assets	7,386,557	5,765,464	4,743,855
Assets from discontinued operations	240,101	815,028	1,033,998

Consolidated total	$7,626,658	$6,580,492	5,777,853

	For the Years Ended December 31,
	2006	2005	2004
DEPRECIATION and AMORTIZATION (continuing)
Industrial Products	$49,292	$41,306	$43,179
Engineered Systems	37,971	31,499	25,444
Fluid Management	38,882	31,924	25,046
Electronic Technologies	68,248	42,586	33,089
Corporate	1,240	1,224	1,176

Consolidated total	$195,633	$148,539	$127,934

CAPITAL EXPENDITURES (continuing)
Industrial Products	$39,000	$31,866	$25,810
Engineered Systems	42,148	27,130	21,208
Fluid Management	53,302	30,861	16,429
Electronic Technologies	55,583	33,899	18,526
Corporate	700	2,639	320

Consolidated total	$190,733	$126,395	$82,293

(1)	Corporate Expense/Other now includes expenses which were previously allocated to the segments, primarily related to non-service pension costs (gains/losses, interest, etc.) and non-operating insurance expenses.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2006					2007
								Q2
	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	YTD

REVENUE
Industrial Products
Material Handling	$155,581	$157,101	$175,408	$218,409	$706,499	$243,344	$251,679	$495,023
Mobile Equipment	296,492	305,684	307,310	311,232	1,220,718	307,758	315,394	623,152
Eliminations	(187)	(263)	(259)	(219)	(928)	(219)	(220)	(439)

	451,886	462,522	482,459	529,422	1,926,289	550,883	566,853	1,117,736

Engineered Systems
Product Identification	114,731	137,040	143,482	173,048	568,301	206,625	224,353	430,978
Engineered Products	239,045	303,325	286,792	276,700	1,105,862	285,108	311,178	596,286

	353,776	440,365	430,274	449,748	1,674,163	491,733	535,531	1,027,264

Fluid Management
Energy	158,495	164,768	178,054	182,861	684,178	189,367	188,690	378,057
Fluid Solutions	157,455	161,434	159,478	167,032	645,399	169,669	174,579	344,248
Eliminations	66	(17)	(20)	(3)	26	(40)	(24)	(64)

	316,016	326,185	337,512	349,890	1,329,603	358,996	363,245	722,241

Electronic Technologies	330,019	370,236	358,137	353,172	1,411,564	321,173	340,717	661,890

Intramarket eliminations	(2,850)	(3,296)	(3,135)	(3,059)	(12,340)	(3,437)	(3,455)	(6,892)

Total consolidated revenue	$1,448,847	$1,596,012	$1,605,247	$1,679,173	$6,329,279	$1,719,348	$1,802,891	$3,522,239

NET EARNINGS
Segment Earnings:
Industrial Products	$62,985	$65,177	$61,858	$61,208	$251,228	$70,148	$85,077	$155,225
Engineered Systems	49,995	73,789	62,905	55,041	241,730	50,944	77,318	128,262
Fluid Management	67,072	66,732	67,297	66,276	267,377	73,842	73,283	147,125
Electronic Technologies	47,742	60,872	52,658	53,675	214,947	36,949	45,354	82,303

Total Segments	227,794	266,570	244,718	236,200	975,282	231,883	281,032	512,915
Corporate expense / other (1)	(22,563)	(27,824)	(21,807)	(16,611)	(88,805)	(22,393)	(23,106)	(45,499)
Net interest expense	(21,484)	(19,248)	(17,184)	(19,068)	(76,984)	(21,838)	(22,449)	(44,287)

Earnings from continuing operations before provision for income taxes	183,747	219,498	205,727	200,521	809,493	187,652	235,477	423,129
Provision for income taxes	55,616	65,025	50,439	45,958	217,038	53,161	63,510	116,671

Earnings from continuing operations	128,131	154,473	155,288	154,563	592,455	134,491	171,967	306,458
Earnings (loss) from discontinued operations, net	75,695	(82,562)	12,237	(36,043)	(30,673)	(5,560)	227	(5,333)

Net earnings	$203,826	$71,911	$167,525	$118,520	$561,782	$128,931	$172,194	$301,125

SEGMENT OPERATING MARGIN
Industrial Products	13.9%	14.1%	12.8%	11.6%	13.0%	12.7%	15.0%	13.9%
Engineered Systems	14.1%	16.8%	14.6%	12.2%	14.4%	10.4%	14.4%	12.5%
Fluid Management	21.2%	20.5%	19.9%	18.9%	20.1%	20.6%	20.2%	20.4%
Electronic Technologies	14.5%	16.4%	14.7%	15.2%	15.2%	11.5%	13.3%	12.4%
Total Segment	15.7%	16.7%	15.2%	14.1%	15.4%	13.5%	15.6%	14.6%

(1)	Corporate Expense/Other now includes expenses which were previously allocated to the segments, primarily related to non-service pension costs (gains/losses, interest, etc.) and non-operating insurance expenses.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (continued)
(unaudited) (in thousands)

	2006					2007
								Q2
	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	YTD

BOOKINGS
Industrial Products
Material Handling	$176,965	$156,684	$170,758	$208,163	$712,570	$259,039	$246,416	$505,455
Mobile Equipment	302,838	311,496	325,345	311,417	1,251,096	374,845	353,122	727,967
Eliminations	(404)	(426)	(1,589)	(380)	(2,799)	(438)	(445)	(883)

	$479,399	$467,754	$494,514	$519,200	$1,960,867	$633,446	$599,093	$1,232,539

Engineered Systems
Product Identification	$122,201	$130,013	$145,929	$163,953	$562,096	$215,596	$219,111	$434,707
Engineered Products	295,712	305,753	290,647	275,653	1,167,765	322,940	344,559	667,499

	$417,913	$435,766	$436,576	$439,606	$1,729,861	$538,536	$563,670	$1,102,206

Fluid Management
Energy	170,191	166,628	186,444	170,664	693,927	200,010	187,502	387,512
Fluid Solutions	160,388	167,631	158,783	167,130	653,932	171,944	180,964	352,908
Eliminations	(21)	(11)	(20)	(32)	(84)	(15)	(16)	(31)

	$330,558	$334,248	$345,207	$337,762	$1,347,775	$371,939	$368,450	$740,389

Electronic Technologies	$382,817	$364,096	$340,645	$322,485	$1,410,043	$311,840	$354,858	$666,698

BACKLOG
Industrial Products
Material Handling	$130,621	$130,402	$156,112	$146,614		$161,991	$157,945
Mobile Equipment	369,013	385,745	417,467	429,191		501,591	541,683
Eliminations	(6)	(5)	(147)	(165)		(207)	(236)

	$499,628	$516,142	$573,432	$575,640		$663,375	$699,392

Engineered Systems
Product Identification	$42,912	$43,733	$48,042	$57,706		$66,875	$62,216
Engineered Products	250,996	252,512	256,306	256,200		286,313	327,088

	$293,908	$296,245	$304,348	$313,906		$353,188	$389,304

Fluid Management
Energy	$67,711	$68,139	$88,161	$75,449		$88,392	$89,044
Fluid Solutions	56,154	62,481	61,794	63,565		65,683	72,028
Eliminations	(9)	(4)	(3)	(33)		(8)	—

	$123,856	$130,616	$149,952	$138,981		$154,067	$161,072

Electronic Technologies	$243,480	$242,205	$227,528	$200,048		$229,010	$243,996

ACQUISITION PREMIUM EXPENSE INCLUDING DEPRECIATION AND AMORTIZATION

Industrial Products	$3,718	$3,542	$6,888	$11,065	$25,213	$6,460	$6,417	$12,877
Engineered Systems	1,801	3,431	4,000	5,404	14,636	12,094	5,954	18,048
Fluid Management	4,487	3,936	3,761	3,999	16,183	3,800	3,812	7,612
Electronic Technologies	8,135	8,709	7,976	8,094	32,914	8,756	10,319	19,075

	$18,141	$19,618	$22,625	$28,562	$88,946	$31,110	$26,502	$57,612

QUARTERLY EPS (unaudited)

	2006					2007
								Q2
	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	YTD

Basic earnings (loss) per common share:
Continuing operations	$0.63	$0.76	$0.76	$0.76	$2.91	$0.66	$0.84	$1.50
Discontinued operations	0.37	(0.40)	0.06	(0.18)	(0.15)	(0.03)	0.00	(0.03)
Net earnings	1.00	0.35	0.82	0.58	2.76	0.63	0.84	1.47

Diluted earnings (loss) per common share:
Continuing operations	$0.63	$0.75	$0.76	$0.75	$2.88	$0.65	$0.83	$1.49
Discontinued operations	0.37	(0.40)	0.06	(0.17)	(0.15)	(0.03)	0.00	(0.03)
Net earnings	0.99	0.35	0.82	0.58	2.73	0.63	0.84	1.46

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